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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 6, 1998


                            SYNBIOTICS CORPORATION
            (Exact name of registrant as specified in its charter)

                        Commission file number 0-11303

               California                             95-3737816
     (State or other jurisdiction                 (I.R.S. Employer
          of incorporation)                      Identification No.)

           11011 Via Frontera
        San Diego, California                           92127
(Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code:  (619) 451-3771

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Item 5.  Other Events
         ------------

On March 6, 1998 the Company acquired by merger Prisma Acquisition Corp. ("Prisma"), a privately-held company located in Rome, NY, which develops, manufactures and markets instruments and reagents used by veterinarians to measure blood chemistry information at the point-of-care. The consideration paid to the stockholders of Prisma was a $1,000,000 convertible note, 458,000 newly issued and unregistered shares of the Company's common stock and the issuance of options to purchase 157,000 shares of the Company's common stock in replacement of Prisma's outstanding stock options. The 458,000 shares and 157,000 stock options numbers were calculated by dividing $2,000,000 by $3.25, which was the average closing price of Synbiotics' common stock for the thirty trading days prior to March 6, 1998.

The convertible note (which was issued to only one of Prisma's stockholders) is due March 5, 1999, bears interest at the rate of 5% per year and is unsecured. The note is convertible at any time, at the option of the Company, into a number of unregistered shares of the Company's common stock equal to the outstanding principal and accrued interest divided by the average closing price of the Company's common stock for the thirty trading days immediately prior to the conversion. The note is subordinate to the Company's notes payable to Banque Paribas, which were issued in conjunction with the July, 1997 acquisition of the veterinary diagnostics business of Rhone-Merieux, S.A.S.

All of the assets acquired by the Company were used and will continue to be used to operate the instrument and reagent business activities described above.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     a)  Financial statements of business as acquired
         --------------------------------------------

         Not applicable.

     b)  Pro forma financial information
         -------------------------------

         Not applicable.

     c)  Exhibits
         --------

          2.1 Agreement and Plan of Reorganization By and Among the Registrant, Prisma Acquisition Corp. and the Stockholders and an Optionholder of Prisma Acquisition Corp., dated as of February 27, 1998.

          2.2 Agreement of Merger By and Between Prisma Acquisition Corp. and the Registrant, dated as of March 6, 1998.

          99.1 Note Purchase Agreement By and Between the Registrant and BioQuest Venture Leasing Partnership, L.P., dated as of March 6, 1998.

          99.2 Convertible Promissory Note By the Registrant to BioQuest Venture Leasing Partnership, L.P., dated March 6, 1998.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYNBIOTICS CORPORATION


Date:  March 23, 1998                 /s/ Michael K. Green
                                      -----------------------------
                                      Michael K. Green
                                      Vice President of Finance and
                                      Chief Financial Officer



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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                    EXHIBITS

                                       TO

                                    FORM 8-K

                                     UNDER

                        SECURITIES EXCHANGE ACT OF 1934

                            SYNBIOTICS CORPORATION
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                                 EXHIBIT INDEX

Exhibit No.  Exhibit
-----------  -------

2.1 Agreement and Plan of Reorganization By and Among the Registrant, Prisma Acquisition Corp. and the Stockholders and an Optionholder of Prisma Acquisition Corp., dated as of February 27, 1998.

             Index of Schedules to Exhibit 2.1 (1)
             ---------------------------------
             Schedule      Description
             --------      -----------
             2.2(a)        Stockholder List
             2.2(b)        Option List
             2.3           Subsidiaries
             2.4           Governmental and Third Party Consents
             2.5           Company Financials
             2.6           Undisclosed Liabilities
             2.7           No Changes
             2.8           Tax Returns and Audits
             2.9           Restrictions
             2.10(a)       Leased Real Property
             2.10(b)       Liens on Property
             2.11(a)       Intellectual Property
             2.11(b)       Intellectual Property Licenses
             2.11(c)       Intellectual Property Problems
             2.12          Agreements, Contracts and Commitments
             2.13          Interested Party Transactions
             2.15          Litigation
             2.16          Insurance
             2.18          Relationships
             2.19          Trade Secrets
             2.21          Brokers/Finders Fees; Expenses of Transaction
             2.22          Permits and Licenses
             2.23(b)       Employee Benefit Plans and Employee Agreements
             2.23(f)(i)    Effect of Transaction
             2.23(g)       Employment Penalties
             2.23(h)       Labor
             4.2           Governmental and Third Party Consents
             4.6           Litigation
             5.1(m)        Severance Agreements
             7.3(c)        Third Party Consents Required of the Company

2.2 Agreement of Merger By and Between Prisma Acquisition Corp. and the Registrant, dated as of March 6, 1998.

99.1 Note Purchase Agreement By and Between the Registrant and BioQuest Venture Leasing Partnership, L.P., dated as of March 6, 1998.

99.2 Convertible Promissory Note By the Registrant to BioQuest Venture Leasing Partnership, L.P., dated March 6, 1998.

_________
(1) The schedules listed have been omitted from this filing. The Company will provide to the Commission any schedules requested to be provided by the Commission